UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 9, 2009

OVERHILL FARMS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-16699 (Commission File Number)	75-2590292 (IRS Employer Identification No.)

2727 East Vernon Avenue, Vernon, California 90058
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(323) 582-9977

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

    On April 9, 2009, we received the last signatures on a written consent by which our board of directors unanimously adopted Second Amended and Restated Bylaws ("Restated Bylaws"), effective as of April 2, 2009.  The Restated Bylaws were adopted in order to incorporate amendments we previously made to our initial Amended and Restated Bylaws adopted in 2002, to make certain typographical corrections, and to make clarifying and updating amendments as described below.

    Section 2.1 was revised to clarify that annual meetings would be held in the City of Vernon, which is the city in which our corporate headquarters is located, rather than in the City of Los Angeles.  Meetings may also still be held at other places our board determines.

    Section 2.3 regarding the right of stockholders to call a special meeting and Section 2.9 regarding actions by written consent of stockholders have been revised to eliminate references to the rights of holders of Series A Convertible Preferred Stock to call a special meeting or act by written consent, because we have no outstanding shares of Series A Convertible Preferred and we do not anticipate issuing any such shares.  Also, we have filed a preliminary proxy statement ("Proxy Statement") proposing to amend and restate our articles of incorporation in order to, among other things, eliminate references to the Series A Convertible Preferred Stock.

    Section 2.11 and the second paragraph of Section 3.1 regarding the right of stockholders to conduct business or nominate directors have been revised to simply refer to the provisions in our articles of incorporation rather than set forth the details of those provisions in the bylaws, because the provisions in the articles of incorporation are controlling and the Proxy Statement proposes revisions to those provisions in the articles of incorporation.

    The first paragraph of Section 3.1 regarding the number of directors on our board has been updated to reflect that our board most recently set the number of directors at five.  That paragraph previously stated that the initial number of directors was four.

    A copy of the Restated Bylaws is attached as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transaction.

Not applicable.

(d)	Exhibits.

	Number	Description

	3.1	Second Amended and Restated Bylaws

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2009	OVERHILL FARMS, INC.

By: /s/ Tracy E. Quinn
Tracy E. Quinn,
Interim Chief Financial Officer

EXHIBIT ATTACHED TO THIS FORM 8-K

Number	Description

3.1	Second Amended and Restated Bylaws